     As filed with the Securities and Exchange Commission on April 26, 1994

                                          Registration No. 33-


                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)
            Delaware                             95-0862768
 (State or other jurisdiction of               (I.R.S. Employer
  incorporation or organization)              Identification No.)

       8700 Tesoro Drive                           78217
       San Antonio, Texas                        (Zip Code)
 (Address of Principal Executive Offices)

        Tesoro Petroleum Corporation Executive Long-Term Incentive Plan

       Tesoro Petroleum Corporation Amended Incentive Stock Plan of 1982

                           (Full title of the Plans)

                                Michael D. Burke
                     President and Chief Executive Officer
                          Tesoro Petroleum Corporation
                               8700 Tesoro Drive
                           San Antonio, Texas  78217
                    (Name and address of agent for service)

                                 (210) 828-8484
         (Telephone number, including area code, of agent for service)

                                 With Copy to:

                          Fulbright & Jaworski L.L.P.
                            300 Convent, Suite 2200
                           San Antonio, Texas  78205
                                 (210) 224-5575
                         Attention:  Phillip M. Renfro

                        CALCULATION OF REGISTRATION FEE
Title of                          Proposed       Proposed maximum    Amount of
securities to  Amount to      maximum offering   aggregate offering registration
be registered  be registered  price per unit(5)       price(5)          fee

Common Stock,
 $.16 2/3     1,250,000(1)(2)     $10.25           $12,812,500         $4,419
 par value

Common Stock
 $.16 2/3
 par value      419,998(2)(3)     $10.25           $ 4,304,980         $1,485

Purchase      1,669,998
 Rights(4)

    Total                                          $17,117,480         $5,904

(1) Shares registered under the Executive Long-Term Incentive Plan.
(2) There are also registered hereby such indeterminate number of shares of Common Stock as may become issuable by reason of the anti-dilution provisions of the Executive Long-Term Incentive Plan and the Amended Incentive Stock Plan of 1982.
(3) Shares registered under the Amended Incentive Stock Plan of 1982.
(4) Purchase Rights related to the Common Stock pursuant to the Rights Agreement dated December 16, 1985, as amended, between the Company and Chemical Bank, N.A., Trustee, successor to InterFirst Bank Fort Worth, N.A.
(5) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h), on the basis of the average of the high and low closing prices of the Common Stock as reported on the New York Stock Exchange on April 19, 1994.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference

     The following documents are hereby incorporated by reference in this Registration Statement:

     1. The Annual Report on Form 10-K of Tesoro Petroleum Corporation, a Delaware corporation (the "Registrant" or the "Company"), for the year ended December 31, 1993;

     2. The description of the Registrant's Common Stock, $.16 2/3 par value, set forth under the caption "Description of Capital Stock" in the Proxy Statement, Prospectus and Consent Solicitation that is included in the Registrant's Registration Statement on Form S-4 dated September 2, 1993 (Registration No. 33-68282), as amended, filed by the Registrant with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act"); and

     3. The description of the Registrant's purchase rights set forth under the caption "Description of Capital Stock" in the Proxy Statement, Prospectus and Consent Solicitation that is included in the Registrant's Registration Statement on Form S-4 dated September 2, 1993 (Registration No. 33-68282), as amended, filed by the Registrant with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.


Item 4.   Description of Securities

          Not Applicable.

Item 5.   Interests of Named Experts and Counsel

          Not Applicable.

Item 6.   Indemnification of Directors and Officers

          Section 145 of the Delaware General Corporation Law empowers the Registrant to, and the bylaws of the Registrant provide that it shall, indemnify to the full extent authorized or permitted by the laws of the State of Delaware any person who is made, or threatened to be made, a party to an action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Registrant, respectively, or serves or served any other enterprise at the request of the Registrant.

Item 7.   Exemption from Registration Claimed

          Not applicable.

Item 8.   Exhibits

          4.1 -  Restated   Certificate   of  Incorporation  of  the  Company
                 (incorporated by reference herein to Exhibit 3 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1- 3473).

          4.2 - Bylaws of the Company, as amended through February 9, 1994 (incorporated by reference herein to Exhibit 3(a) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

          4.3 - Amendment to Restated Certificate of Incorporation of the Company adding a new Article IX limiting Directors' Liability (incorporated by reference herein to Exhibit 3(b) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

          4.4 - Certificate of Designation Establishing a Series of $2.20 Cumulative Convertible Preferred Stock, dated as of January 26, 1983 (incorporated by reference herein to Exhibit 3(c) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

          4.5 - Certificate of Designation Establishing a Series A Participating Preferred Stock, dated as of December 16, 1985 (incorporated by reference herein to Exhibit 3(d) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1- 3473).

          4.6 - Certificate of Amendment, dated as of February 9, 1994, to Restated Certificate of Incorporation of the Company amending
                 Article IV, Article V, Article VII and Article VIII (incorporated by reference herein to Exhibit 3(e) to the Company's Annual Report on Form 10- K for the fiscal year ended December 31, 1993, File No. 1-3473).

          4.7 - 12 3/4% Subordinated Debentures due March 15, 2001, Form of Indenture, dated March 15, 1983 (incorporated by reference herein to Exhibit 4(b) to Registration Statement No. 2-81960).

          4.8 - 13% Exchange Notes due December 1, 2000, Indenture, dated February 8, 1994 (incorporated by reference herein to Exhibit 2 to the Company's Registration Statement on Form 8-A filed March 2, 1994).

          4.9 - Rights Agreement dated December 16, 1985 between the Company and Chemical Bank, N.A., successor to Interfirst Bank Fort Worth, N.A. (incorporated by reference herein to Exhibit 4(i) to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1985, File No. 1-3473).

          4.10 - Amendment to Rights Agreement dated December 16, 1985 between the Company and Chemical Bank, N.A. (incorporated by reference herein to Exhibit 4(c) to the Company's Annual Report on Form 10- K for the fiscal year ended December 31, 1992, File No. 1-3473).

          4.11 - Copy of Forbearance Agreement dated as of March 24, 1993 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(n) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, File No. 1-3473).

          4.12 - Copy of Amendment to the Forbearance Agreement dated as of November 12, 1993 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(o) of the Company's Registration Statement No. 33- 68282 on Form S-4).

          4.13 - Copy of Memorandum of Understanding dated as of August 31, 1993 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 10(q) of the Company's Registration Statement No. 33-68282 on Form S-4).

          4.14 - Copy of Amended Memorandum of Understanding dated as of December 14, 1993 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(p) of the Company's Registration Statement No. 33- 68282 on Form S-4).

          4.15 - Stock Purchase Agreement dated as of February 9, 1994 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(i) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

          4.16 - Registration Rights Agreement dated February 9, 1994 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(j) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

          4.17 - Call Option Agreement dated February 9, 1994 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(k) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

          4.18 - Copy of Tesoro Exploration and Production Company's Loan Agreement dated as of October 29, 1993 (incorporated by reference herein to Exhibit 4(b) to the Company's report on Form 10-Q for the quarter ended September 30, 1993, File No. 1-3473).

          4.19 - Copy of Agreement for Waiver and Substitution of Collateral dated as of September 30, 1993 by and between Tesoro Alaska Petroleum Company and the State of Alaska (incorporated by reference herein to Exhibit 4(c) to the Company's report on Form 10-Q for the quarter ended September 30, 1993, File No. 1-3473).

          4.20 - Tesoro Petroleum Corporation Amended Incentive Stock Plan of 1982, as amended through February 24, 1988 (incorporated by reference herein to Exhibit 10(t) to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1988, File No. 1-3473).

          4.21 - Resolution approved by the Company's stockholders on April 30, 1992 extending the term of the Company's Amended Incentive Stock Plan of 1982 to February 24, 1994 (incorporated by reference herein to Exhibit 10(o) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, File No. 1-3473).

          4.22 - Copy of the Company's Executive Long-Term Incentive Plan (incorporated by reference herein to Exhibit 10(k) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

          5.1 - Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities being registered.

          23.1 - Consent of  Fulbright  &  Jaworski L.L.P.  (included in Exhibit
                 5.1).

          23.2 - Consent of Deloitte & Touche.

          24.1 - Powers of Attorney from the members of the Board of Directors of the Company (contained on signature pages and hereof).

Item 9.  Undertakings

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

Provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act, that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on April 26, 1994.


                                            TESORO PETROLEUM CORPORATION




                                            By:  /s/ Bruce A. Smith
                                                     Bruce A. Smith
                                               Executive Vice President and
                                                 Chief Financial Officer

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Michael D. Burke and Bruce A. Smith, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                    TITLE                                DATE
/s/ Charles Wohlstetter   Chairman of the Board of Directors    April 26, 1994
    Charles Wohlstetter           and Director

 /s/ Michael D. Burke        Director, President and Chief      April 26, 1994
     Michael D. Burke         Executive Officer (Principal
                                Executive Officer)

 /s/ Bruce A. Smith       Executive Vice President and Chief    April 26, 1994
     Bruce A. Smith           Financial Officer (Principal
                             Financil Officer and Principal
                                Accounting Officer)

  /s/ Ray C. Adam                    Director                   April 26, 1994
      Ray C. Adam

/s/ Robert J. Caverly                Director                   April 26, 1994
    Robert J. Caverly

 /s/ Peter M. Detwiler               Director                   April 26, 1994
     Peter M. Detwiler

 /s/ Steven H. Grapstein             Director                   April 26, 1994
     Steven H. Grapstein

   /s/ Charles F. Luce               Director                   April 26, 1994
       Charles F. Luce

/s/ Raymond K. Mason, Sr.            Director                   April 26, 1994
    Raymond K. Mason, Sr.

/s/ John J. McKetta, Jr.             Director                   April 26, 1994
    John J. McKetta, Jr.

                                     Director                   April   , 1994
      Stewart G. Nagler

  /s/ James Q. Riordan               Director                   April 26, 1994
      James Q. Riordan

  /s/ William S. Sneath              Director                   April 26, 1994
      William S. Sneath

   /s/ Arthur Spitzer                Director                   April 26, 1994
       Arthur Spitzer

/s/ Murray L. Weidenbaum             Director                   April 26, 1994
    Murray L. Weidenbaum

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on April 26, 1994.

                                             TESORO PETROLEUM CORPORATION



                                              By:   /s/ Bruce A. Smith
                                                       Bruce A. Smith
                                                  Executive Vice President and
                                                     Chief Financial Officer

     Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                    TITLE                                DATE
/s/ Charles Wohlstetter*  Chairman of the Board of Directors    April 26, 1994
    Charles Wohlstetter           and Director

 /s/ Michael D. Burke*       Director, President and Chief      April 26, 1994
     Michael D. Burke         Executive Officer (Principal
                                Executive Officer)

 /s/ Bruce A. Smith       Executive Vice President and Chief    April 26, 1994
     Bruce A. Smith           Financial Officer (Principal
                             Financil Officer and Principal
                                Accounting Officer)

  /s/ Ray C. Adam*                   Director                   April 26, 1994
      Ray C. Adam

/s/ Robert J. Caverly*               Director                   April 26, 1994
    Robert J. Caverly

 /s/ Peter M. Detwiler*              Director                   April 26, 1994
     Peter M. Detwiler

 /s/ Steven H. Grapstein*            Director                   April 26, 1994
     Steven H. Grapstein

   /s/ Charles F. Luce*              Director                   April 26, 1994
       Charles F. Luce

/s/ Raymond K. Mason, Sr.*           Director                   April 26, 1994
    Raymond K. Mason, Sr.

/s/ John J. McKetta, Jr.*            Director                   April 26, 1994
    John J. McKetta, Jr.

                                     Director                   April   , 1994
      Stewart G. Nagler

  /s/ James Q. Riordan*              Director                   April 26, 1994
      James Q. Riordan

  /s/ William S. Sneath*             Director                   April 26, 1994
      William S. Sneath*

   /s/ Arthur Spitzer*               Director                   April 26, 1994
       Arthur Spitzer

/s/ Murray L. Weidenbaum*            Director                   April 26, 1994
    Murray L. Weidenbaum


   *By/s/ BRUCE A. SMITH
       Bruce A. Smith
     as attorney-in-fact

                               INDEX TO EXHIBITS

  EXHIBIT
  NUMBER

  4.1 - Restated Certificate of Incorporation of the Company (incorporated by reference herein to Exhibit 3(a) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  4.2 - Bylaws of the Company, as amended through February 9, 1994 (incorporated by reference herein to Exhibit 3 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  4.3 - Amendment to Restated Certificate of Incorporation of the Company adding a new Article IX limiting Directors' Liability (incorporated by reference herein to Exhibit 3(b) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  4.4 - Certificate of Designation Establishing a Series of $2.20 Cumulative Convertible Preferred Stock, dated as of January 26, 1983 (incorporated by reference herein to Exhibit 3(c) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  4.5 - Certificate of Designation Establishing a Series A Participating Preferred Stock, dated as of December 16, 1985 (incorporated by reference herein to Exhibit 3(d) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  4.6 - Certificate of Amendment, dated as of February 9, 1994, to Restated Certificate of Incorporation of the Company amending Article IV,
          Article V, Article VII and Article VIII (incorporated by reference herein to Exhibit 3(e) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  4.7 - 12 3/4% Subordinated Debentures due March 15, 2001, Form of Indenture, dated March 15, 1983 (incorporated by reference herein to Exhibit 4(b) to Registration Statement No. 2-81960).

  4.8 - 13% Exchange Notes due December 1, 2000, Indenture, dated February 8, 1994 (incorporated by reference herein to Exhibit 2 to the Company's Registration Statement on Form 8-A filed March 2, 1994).

  4.9 - Rights Agreement dated December 16, 1985 between the Company and Chemical Bank, N.A., successor to Interfirst Bank Fort Worth, N.A. (incorporated by reference herein to Exhibit 4(i) to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1985, File No. 1-3473).

  4.10 - Amendment to Rights Agreement dated December 16, 1985 between the Company and Chemical Bank, N.A. (incorporated by reference herein to
          Exhibit 4(c) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, File No. 1-3473).

  4.11 - Copy of Forbearance Agreement dated as of March 24, 1993 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(n) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, File No. 1-3473).

  4.12 - Copy of Amendment to the Forbearance Agreement dated as of November 12, 1993 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(o) of the Company's Registration Statement No. 33-68282 on Form S-4).

  4.13 - Copy of Memorandum of Understanding dated as of August 31, 1993 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 10(q) of the Company's Registration Statement No. 33-68282 on Form S-4).

  4.14 - Copy of Amended Memorandum of Understanding dated as of December 14, 1993 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(p) of the Company's Registration Statement No. 33-68282 on Form S-4).

  4.15 - Stock Purchase Agreement dated as of February 9, 1994 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(i) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  4.16 - Registration Rights Agreement dated February 9, 1994 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(j) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  4.17 - Call Option Agreement dated February 9, 1994 between the Company and MetLife Security Insurance Company of Louisiana (incorporated by reference herein to Exhibit 4(k) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  4.18 - Copy of Tesoro Exploration and Production Company's Loan Agreement dated as of October 29, 1993 (incorporated by reference herein to Exhibit 4(b) to the Company's report on Form 10-Q for the quarter ended September 30, 1993, File No. 1-3473).









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
  4.19 - Copy of Agreement for Waiver and Substitution of Collateral dated as of September 30, 1993 by and between Tesoro Alaska Petroleum Company and the State of Alaska (incorporated by reference herein to Exhibit 4(c) to the Company's report on Form 10-Q for the quarter ended September 30, 1993, File No. 1-3473).

  4.20 - Tesoro Petroleum Corporation Amended Incentive Stock Plan of 1982, as amended through February 24, 1988 (incorporated by reference herein to Exhibit 10(t) to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1988, File No. 1-3473).

  4.21 - Resolution approved by the Company's stockholders on April 30, 1992 extending the term of the Company's Amended Incentive Stock Plan of 1982 to February 24, 1994 (incorporated by reference herein to Exhibit 10(o) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, File No. 1-3473).

  4.22 - Copy of the Company's Executive Long-Term Incentive Plan (incorporated by reference herein to Exhibit 10(k) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

  5.1   - Opinion of Fulbright &  Jaworski  L.L.P.   as  to  the legality of the
          securities being registered.

  23.1  - Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1).

  23.2  - Consent of Deloitte & Touche.

  24.1 - Powers of Attorney from the members of the Board of Directors of the Company (contained on signature pages hereof).



























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